                                                                    EXHIBIT 23.3

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 6, 1998, in the Registration Statement (Form S-1) and related Prospectus of The Yankee Candle Company, Inc. for the registration of shares of its common stock.

                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
April 15, 1999